SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                December 17, 1999

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                      033-99514               41-1810301
(State of Incorporation)       (Commission File Number)     (IRS Employer
                                                             Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.      Financial Statements and Exhibits

             Ex. 20a Series 1996-1 November Certificateholders' Statement

             Ex. 20b       Series 1997-1 November Certificateholders' Statement

             Ex. 20c       Series 1997-2 November Certificateholders' Statement

             Ex. 20d       Series 1998-2 November Securityholder's  Statement

             Ex. 20e       Series 1998-3 November Securityholder's Statement

             Ex. 20f       Series 1999-1 November Securityholder's Statement

             Ex. 20g       Series 1999-2 November Securityholders's Statement


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRIS RECEIVABLES, INC.



                                       By /s/
                                            Paul T. Runice
                                            Senior Vice President and Treasurer




Dated:  December 17, 1999